FORM OF NOTICE OF OPTION GRANT UNDER THE WAFD, INC. 2025 STOCK INCENTIVE PLAN WaFd, Inc., a Washington corporation (the “Company”), pursuant to the WaFd, Inc. 2025 Stock Incentive Plan (as may be amended from time to time, the “Plan”), hereby grants to the individual named below (the “Participant”) a Non-Statutory Stock Option (the “Option”) to purchase from the Company that number of shares of Common Stock (the “Shares”), as indicated below at an exercise price per Share equal to the amount as indicated below (the “Exercise Price”). The Option is subject to all of the terms and conditions set forth in this Notice of Option Grant (this “Grant Notice”) and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meaning set forth in the Plan. This Option grant has been made as of the grant date indicated below, which shall be referred to as the “Grant Date.” Grant ID: [Insert Grant ID number] Participant : [Insert Participant Name] Grant Date: [Insert Grant Date] Total Number of Shares Subject to Option: [Insert Number of underlying Shares], subject to adjustment as provided in the Plan. Vesting Commencement Date: [Insert Vesting Commencement Date] Exercise Price Per Share: $[Insert Exercise Price], subject to adjustment as provided in the Plan. Expiration Date: [Insert Expiration Date], but no later than the ten (10) year anniversary of the Grant Date. Type of Option Non-Statutory Stock Option Vesting Schedule: [Insert vesting schedule] Provided, however, that the Participant remains continuously employed by or provides services to the Company or any Subsidiary through the applicable vesting date. Exercise: The Option may be exercised by the Participant in whole or in part from time to time, subject to the vesting and other conditions contained in the Plan, Exercise must be done through electronic execution of a stock option notice through the Company’s options administrator, Fidelity Brokerage Services LLC. The total purchase price of the Shares to be purchased upon exercise of the Option must be paid entirely (i) in cash or cash equivalent [insert if permitted: or (ii) tender, or attestation as to ownership, of Previously Acquired Shares; (iii) a Broker Exercise Notice; or (iv) a “net

2 exercise” pursuant to Section 7.07 of the Plan, or (v) a combination of such methods.] Withholding Taxes: Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to the Option, including the grant, vesting or exercise of, the Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any Shares upon exercise of the Option. Effect of Termination of Employment or Service Termination due to Death or Disability: In the event the Participant’s employment or service relationship with the Company and all Subsidiaries is terminated by reason of death or Disability (as defined in the Plan), the Option will remain exercisable, to the extent exercisable as of the date of such termination, for a period of twelve (12) months after such termination (but in no event after the Expiration Date). Termination for Reasons Other Than Death or Disability: In the event that the Optionee’s employment or service relationship with the Company and all Subsidiaries is terminated for any reason other than death or Disability, all rights of the Optionee under the Plan and this Agreement will immediately terminate without notice of any kind, and the Option will no longer be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for Cause (as defined in the Plan), the Option will remain exercisable to the extent exercisable as of such termination for a period of three (3) months after such termination (but in no event after the Expiration Date). Effect of Actions Constituting Cause or Adverse Action; Forfeiture or Clawback The Option is subject to the forfeiture provisions set forth in Section 3.03 of the Plan, including those applicable if the Participant is determined by the Committee to have taken any action that would constitute Cause and any forfeiture or clawback requirement under Applicable Law or any policy adopted from time to time by the Company. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS OPTION THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE WITH THE COMPANY FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE. This Option grant will be null and void unless the Participant accepts the grant by executing it in the space provided below and returning such original execution copy to the Company or otherwise indicating affirmative acceptance of the grant electronically pursuant to procedures established by the Company and/or its third-party administrator. The undersigned Participant acknowledges that he or she has received a copy of this Notice of Option Grant (this “Grant Notice”) the Plan and the Plan Prospectus. The Participant

3 hereby agrees to accept electronic delivery of copies of any future amendments or supplements relating the Plan and other communications distributed to the Company’s security holders generally by email directed to the Participant’s Company email address. As an express condition to the grant of the Option hereunder, the Participant agrees to be bound by the terms of this Grant Notice and the Plan. In accepting the Option, the Participant hereby acknowledges that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan; (b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future Option grants, or benefits in lieu of Options, even if Options have been granted repeatedly in the past; (c)all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company; (d)the Participant is voluntarily participating in the Plan; (e) the award of Options is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Participant’s employment contract, if any; (f) the award of Options is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary; (g)the future value of the Shares issuable upon exercise of the Option is unknown and cannot be predicted with certainty and if the Option vest and is exercised by the Participant, the value of those Shares may increase or decrease; (h) in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Shares acquired upon exercise of the Option resulting from termination of employment by the Company (for any reason whatsoever and whether or not in breach of applicable labor laws) and the Participant hereby irrevocably releases the Company and its Subsidiaries from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by acceptance of the Option, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; (i) in the event of termination of the Participant’s employment with the Company, the Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date of termination of his or her active employment as determined in the sole discretion of the Committee and will not be extended by any notice of termination of employment or severance period provided to the Participant by contract or practice of the Company or any Subsidiary or mandated under local law and the Committee will have the sole discretion to determine the date of termination of the Participant’s active employment for purposes of the Option; and (j) neither the Company nor any Subsidiary is providing any tax, legal or financial advice, nor is the Company or any Subsidiary making any recommendations regarding the Participant’s participation in the Plan, acceptance of the Option, acquisition of Shares upon vesting and exercise of the Option or any sale of such Shares. WAFD, INC. Participant ________________________________ ________________________________ By: [Name of Officer] [Name of Participant] Title: [Title of Officer] 164402343.1